Exhibit 10.6

Execution Version

LIMITED CONSENT AND WAIVER AND

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 27, 2013,

among

RICE DRILLING B LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of December 27, 2013 (the “Fifth Amendment Effective Date”), is among RICE DRILLING B LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 25, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has advised the Administrative Agent and the Lenders that, in connection with a contemplated initial public offering of Equity Interests of a direct or indirect parent of the Borrower (the “IPO”), the Borrower (i) formed Rice Energy Inc., a Delaware corporation (“REI”), as a direct wholly-owned Subsidiary of the Borrower on October 1, 2013, (ii) intends to transfer its Equity Interests in REI to Rice Energy Appalachia, LLC, a Delaware limited liability company (“REA”) that is currently the owner of the majority of the Equity Interests in the Borrower (such transaction as described in this clause (ii), the “REI Equity Transfer”), and (iii) thereafter intends to enter into a merger with a Delaware limited liability company (“Merger LLC”) to be formed and wholly-owned by REA, pursuant to which the Borrower will be the surviving entity and the Borrower will become a wholly-owned subsidiary of REA (such transaction as described in this clause (iii), the “IPO Related Merger”).

C. The Borrower has advised the Administrative Agent and the Lenders that the IPO Related Merger is prohibited by Section 9.10 of the Credit Agreement and that the REI Equity Transfer is an Affiliate transaction that might possibly be in violation of Section 9.12 of the Credit Agreement, and the Borrower has requested that the Administrative Agent and the Lenders (i) grant their consent to the REI Equity Transfer and the IPO Related Merger, (ii) waive compliance with Section 8.14(b) of the Credit Agreement with respect to REI to the extent set forth herein, and (iii) waive any Event of Default that may exist pursuant to Section 10.01(d) of the Credit Agreement as a result of the Borrower’s non-compliance with Section 8.14(b) of the Credit Agreement with respect to causing REI to execute and deliver a supplement to the Guaranty and Pledge Agreement and pledging the Equity Interests in REI (such non-compliance, the “Specified Non-Compliance”).

D. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to increase the Borrowing Base from $155,000,000 to $200,000,000 to be effective as of the Fifth Amendment Effective Date.

E. The Borrower has requested that Citibank, N.A. and Goldman Sachs Bank USA (each, a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Credit Amount in the amount as shown on Annex I to the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fifth Amendment” means that certain Limited Consent and Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2013, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means December 27, 2013.

2.2 Amended Definitions. The definitions of “Borrowing Base” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the Fifth Amendment Effective Date, the Borrowing Base shall be $200,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Fee Letters, the Intercreditor Agreement, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.3 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Fifth Amendment and any Borrowings made on the Fifth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Fifth

Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Fifth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Fifth Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.3.

Section 3. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Borrowing Base shall be increased, effective as of the Fifth Amendment Effective Date, to be $200,000,000 and shall remain at $200,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base redetermination provided for herein shall not be deemed an Interim Redetermination of the Borrowing Base elected by the Borrower or by the Required Lenders for purposes of Section 2.07(b) of the Credit Agreement.

Section 4. Limited Consent and Waiver.

4.1 In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions set forth below in this Section 4 and the conditions precedent set forth in Section 5 hereof, and notwithstanding any provision of the Credit Agreement that may prohibit the IPO Related Merger (including, without limitation, Section 9.10 of the Credit Agreement), the Administrative Agent and the Lenders hereby consent to the IPO Related Merger; provided, that, such consent shall be conditioned upon (a) the IPO Related Merger occurring on or before the earlier of (i) February 17, 2014 and (ii) the date of consummation of the IPO, and (b) Merger LLC having no liabilities or business operations at the time of the IPO Related Merger.

4.2 In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions set forth below in this Section 4 and the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders hereby (a) consent to the REI Equity Transfer so long as REI has no material assets or business operations at the time of the REI Equity Transfer, (b) waive compliance with Section 8.14(b) of the Credit Agreement with respect to the requirement that, so long as REI is a Subsidiary of Borrower, the Borrower cause REI to execute and deliver a supplement to the Guaranty and Pledge Agreement and that the Borrower pledge the Equity Interests in REI and (c) waive any Event of Default currently existing under the Credit Agreement as a result of the Specified Non-Compliance; provided, that, the waiver set forth in the foregoing clause (b) shall expire and the Borrower shall be required to promptly and fully comply with Section 8.14(b) of the Credit Agreement if REI remains a Subsidiary of the Borrower on and as of February 18, 2014.

4.3 The consents and waivers granted pursuant to this Section 4 are limited solely to the extent expressly set forth herein and nothing contained in this Section 4 shall be deemed a consent to, or waiver of, any other action or inaction of the Borrower, the Guarantors or their respective Subsidiaries which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, nor shall this Fifth Amendment constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents, or amendments with respect to the Credit Agreement or any other Loan Document.

Section 5. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:

5.1 The Administrative Agent shall have received counterparts of this Fifth Amendment from the Loan Parties and each of the Lenders (including the New Lenders).

5.2 The Administrative Agent and Wells Fargo Securities, LLC shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date including, without limitation, the Borrowing Base increase fees described in Section 5.3 below.

5.3 The Administrative Agent shall have received, for the account of each of the Increasing Lenders (as defined below), Borrowing Base increase fees in an aggregate amount for each such Increasing Lender equal to forty basis points (0.40%) of the amount of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender (including the New Lenders) whose Commitment after giving effect to Section 3 hereof exceeds such Lender’s Commitment, if any, that was in effect immediately prior to giving effect to Section 3 hereof, and “Increased Commitment” means the amount of such excess.

5.4 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

5.5 The Administrative Agent shall have received evidence that consents and waivers substantially the same as those contained in Section 4 hereof have been obtained from the lenders under the Permitted Second Lien Debt Documents, in form and substance reasonably satisfactory to the Administrative Agent.

Section 6. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fifth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the

Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fifth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 7. Miscellaneous.

7.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fifth Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof and the limited waivers set forth in Section 4 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fifth Amendment, no Event of Default exists.

7.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

7.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

GUARANTORS:	RICE DRILLING C LLC, a Pennsylvania limited liability company

	By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Chief Financial Officer

RICE POSEIDON MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Chief Financial Officer

RICE OLYMPUS MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as Issuing Bank

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

CITIBANK, N.A., as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

COMERICA BANK, as a Lender

By:	/s/ Jeff Treadway
Name:	Jeff Treadway
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, N.A.	25.00%	$125,000,000.00
Barclays Bank PLC	15.00%	$75,000,000.00
BMO Harris Bank N.A.	15.00%	$75,000,000.00
Citibank, N.A.	10.00%	$50,000,000.00
Comerica Bank	10.00%	$50,000,000.00
Fifth Third Bank	10.00%	$50,000,000.00
Royal Bank of Canada	10.00%	$50,000,000.00
Goldman Sachs Bank USA	5.00%	$25,000,000.00

TOTAL	100.00%	$500,000,000.00

ANNEX I